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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 1, 2016

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ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)

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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 7, 2016, Endo International plc (“Endo”) issued a press release announcing that Terrance J. Coughlin, Vice President, Operations of Par Pharmaceutical Companies, Inc. (“Par”), a subsidiary of Endo, has been appointed as Executive Vice President and Chief Operating Officer of Endo, effective November 1, 2016.
Biographical information for Mr. Coughlin is set forth below:
Terrance J. Coughlin, 51, is Executive Vice President and Chief Operating Officer of Endo International plc. Mr. Coughlin joined Endo in September 2015 as Vice President, Operations of Par Pharmaceutical Companies, Inc., a subsidiary of Endo which Endo acquired in September 2015. Prior to Endo’s acquisition of Par, Mr. Coughlin was the Chief Operating Officer of Par Pharmaceutical Companies, Inc. from April 2014 until September 2015. Prior to joining Par, Mr. Coughlin held a number of leadership roles with Glenmark Generics, Inc. USA/Glenmark Generics Limited latterly as the President and Chief Executive Officer of Glenmark Generics, Inc. USA/Glenmark Generics Limited from April 2008 until October 2013. Prior to this, Mr. Coughlin had the overall responsibility for Glenmark’s North American, Western European and Eastern European generics businesses, as well as its global active pharmaceutical ingredient business and generics operations in India from September 2004 until April 2008. Prior to joining Glenmark, Mr. Coughlin served as Senior Vice President at Dr. Reddy’s Laboratories, Inc. from September 1995 until September 2004. Mr. Coughlin began his career with Wyckoff Chemical Company, Inc. in 1988. Mr. Coughlin earned a B.S. in chemistry from Central Michigan University.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo International plc dated November 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President,
Chief Legal Officer
Dated: November 7, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Endo International plc dated November 7, 2016.